[FIRST ROBINSON FINANCIAL CORPORATION LETTERHEAD]


                                  June 26, 1998




Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of First Robinson Financial Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m. on July 29, 1998 at the Bank's main office located at 501 East Main Street, Robinson, Illinois.

     In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's 1998 financial and operating performance.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of three directors, ratification of the adoption of the 1998 Stock Option and Incentive Plan and the Recognition and Retention Plan and the ratification of the appointment of independent auditors. The Board of Directors unanimously recommends that you vote for each of the proposals.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save First Robinson Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                           Sincerely,

                                           /s/ Rick L. Catt

                                           RICK L. CATT
                                           President and Chief Executive Officer

                      First Robinson Financial Corporation
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 29, 1998


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Robinson Financial Corporation (the "Company") will be held at the Bank's offices located at 501 East Main Street, Robinson, Illinois at 10:00 a.m., Robinson, Illinois time, on July 29, 1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company;

     2. The ratification of the adoption of the Company's 1998 Stock Option and Incentive Plan;

     3. The ratification of the adoption of the Company's Recognition and Retention Plan; and

     4. The ratification of the appointment of Larsson, Woodyard & Henson, LLP, as auditors of the Company for the fiscal year ending March 31, 1999;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 19, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Rick L. Catt

                                          Rick L. Catt
                                          President and Chief Executive Officer


Robinson, Illinois
June 26, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      First Robinson Financial Corporation
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621


                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 29, 1998

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Robinson Financial Corporation (the "Company"), the parent company of First Robinson Savings Bank, National Association (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Bank's offices located at 501 East Main Street, Robinson, Illinois on July 29, 1998, at 10:00 a.m., Robinson, Illinois time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about June 26, 1998.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors, ratification of the adoption of the 1998 Stock Option and Incentive Plan and the Recognition and Retention Plan and the appointment of Larsson, Woodyard & Henson, LLP as auditors for the Company.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominee and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The affirmative vote by the holders of a majority of the votes cast at the Meeting shall be the act of the stockholders on all other proposals. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on June 19, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 859,625 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.


                                                                                   Shares
                                                                                 Beneficially     Percent
                                 Beneficial Owner                                   Owned        of Class
         ---------------------------------------------------------------         ------------    --------

         First Robinson Financial Corporation Employee Stock                       68,770          8.0%
           Ownership Plan
         501 East Main Street
         Robinson, Illinois 62454(1)

         Jeffrey L. Gendell,                                                       77,000          9.0
         Tontine Financial Partners, L.P. and Tontine Management, L.L.C
         200 Park Avenue, Suite 3900
         New York, New York 10166(2)

         Directors and executive officers of the Company and the Bank,             84,942(3)       9.9
           as a group (10 persons)(3)

-----------------------

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 6,877 of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., the Trustee of the ESOP, may be deemed beneficially to own the shares held by the ESOP which have not been allocated to the participants.

(2)  As reported on Schedule 13D, dated July 3, 1997.

(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power.

                        PROPOSAL I - ELECTION OF DIRECTOR

     The Company's Board of Directors is presently composed of six members, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting for the election of the nominee identified in the following table. If such nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.


                                                                                               Shares of Common
                                                                                              Stock Beneficially     Percent
                                              Position(s)          Director      Term to           Owned at             of
        Name                   Age                Held             Since(1)       Expire       June 19, 1998(2)       Class
        ----                   ---                ----             --------       ------       ----------------       -----

                                                           NOMINEES
                                                           --------

Clell T. Keller                 73      Director                     1984          2000              10,113            1.2%
Scott F. Pulliam                41      Chairman of the Board        1985          2001              10,113            1.2
William K. Thomas               53      Director                     1988          2001              10,113            1.2

                                                DIRECTORS CONTINUING IN OFFICE
                                                ------------------------------

James D. Goodwine               36      Director                     1993          2000               5,313             .6
Donald K. Inboden               65      Director                     1990          1999              10,513            1.2
Rick L. Catt                    45      Director, President and      1989          1999              10,894            1.3
                                        Chief Executive
                                        Officer

----------

(1)  Includes service as a director of the Bank.

(2) Includes shares held directly, as well as, shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and/or investment power.

     The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Clell T. Keller. Mr. Keller is currently retired. From 1976 to his retirement, Mr. Keller was the Clerk of the Circuit Court in Crawford County, Illinois.

     Scott F. Pulliam. Since 1983, Mr. Pulliam has practiced as a public accountant in the Robinson, Illinois area.

     William K. Thomas. Since 1976, Mr. Thomas has practiced as an attorney in the Robinson, Illinois area.

     James D. Goodwine. Mr. Goodwine is a funeral Director and Vice President of Goodwine Funeral Homes, Inc., a position he has held since 1986.

     Donald K. Inboden. Mr. Inboden is currently retired. From 1955 to his retirement, Mr. Inboden was employed in the refinery at Marathon Oil Company.

     Rick L. Catt. Mr. Catt is President and Chief Executive Officer of the Bank, a position he has held since 1989.

Executive Officers Who are not Directors

     Officers are elected annually by the Board of Directors of the Bank. The business experience of the executive officers who are not also directors is set forth below.

     Jamie E. McReynolds. Ms. McReynolds, age 34, currently serves as a Vice President, Chief Financial Officer, and Secretary. Ms. McReynolds has been employed by the Bank, in various capacities since 1986.

     Leslie Trotter, III. Mr. Trotter, age 43, currently serves as a Vice President and Treasurer. Mr. Trotter has been employed by the Bank since 1978.

     W. E. Holt. Mr. Holt, age 51, currently serves as a Vice President and Senior Loan Officer. From 1974 to 1998, he served as Senior Vice President and cashier of a national bank located in Oblong, IL. Mr. Holt was also on the Board of national bank from 1989 to 1998.

     William D. Sandiford. Mr. Sandiford, age 41, currently serves as a Vice President, a position he has held since 1995. From 1992 to 1995, Mr. Sandiford served as a vice president/branch manager of a national bank located in Robinson, Illinois.

Board of Directors' Meetings and Committees

     Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met six times during the five months ending March 31, 1998. During fiscal 1998, no incumbent director of the Company, other than Director Keller, attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Board of Directors of the Company has standing Audit, Nomination and Compensation Committees. The Company does not have a standing executive committee.

     The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Pulliam, Keller, Thomas, Inboden and Goodwine. This Committee met one time during fiscal 1998.

     The entire Board of Directors acts as the Nominating Committee to nominate candidates for membership on the Board of Directors.

     The Compensation Committee establishes the Company's compensation policies and review compensation matters. The current members of this Committee are Directors Pulliam, Keller and Thomas. This Committee did not meet during fiscal 1998.

     Board and Committee Meetings of the Bank. The Bank's Board of Directors meets at least monthly. During the fiscal year ended March 31, 1998, the Board of Directors held six meetings. No director, other than Director Keller, attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

     The Bank has standing Loan, Building, Nominating, Audit, Personnel and Investment Committees.

     The Loan Committee is comprised of all directors. It meets on an as needed basis to review loan requests in excess of $150,000. This committee met 10 times during fiscal 1998.

     The Building Committee is responsible for overseeing the Bank's building, grounds, maintenance, repairs and the like. It is composed of Directors Catt, Inboden and Goodwine. This committee did not meet during fiscal 1998.

     The entire Board of Directors acts as the Nominating Committee, to nominate individuals for election to the Bank's Board of Directors.

     The Audit Committee, composed of Directors Pulliam, Thomas, Inboden, Keller and Goodwine, review and receive audit findings from the Bank's internal and external auditors. This committee met five times in fiscal 1998.

     The Personnel Committee, composed of Directors Keller, Pulliam and Catt, review personnel evaluations and recommend salary adjustments to the entire Board of Directors. This committee met two times in fiscal 1998.

     The Investment Committee, composed of Director Catt and Vice Presidents McReynolds, Sandiford and Holt, review the purchase and sale of investments. This committee met two times in fiscal 1998.

Director Compensation

     Each director is currently paid a fee of $375 for each regular meeting attended, except for the Chairman of the Board who is paid $405 for each regular meeting attended. Non-employee directors receive committee fees of $50 for each meeting attended, except for the Loan Committee participants who receive a fee of $300 per month reduced by $100 for each missed meeting. Employee directors do not receive fees for participation on any committees.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

     The following table sets forth information concerning the compensation paid or accrued by the Bank for services rendered by the Bank's Chief Executive Officer. No executive officer of the Bank had aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal 1998.

====================================================================================================================================
                                                Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Long-Term Compensation
                           Annual Compensation                                                       Awards
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Other Annual    Restricted                  All Other
                                          Fiscal      Salary        Bonus    Compensation       Stock      Options/     Compensation
 Name and Principal Position               Year       ($)(2)         ($)          ($)         Award ($)    SARs (#)         ($)
------------------------------------------------------------------------------------------------------------------------------------
Rick L. Catt, President, Chief            1998(1)     $34,832      $    --      $  --            --           --         $ 3,688(3)
Executive Officer and Director            1997        $81,492      $ 4,000      $  --            --           --         $ 3,488(4)
                                          1996        $80,102      $10,218      $  --            --           --         $20,146(5)
====================================================================================================================================

(1) The Company changed its fiscal year from October 31st to March 31st. The salary and compensation information provided for Mr. Catt for fiscal 1998 is for this five month period.

(2)  Includes salary and board fees.

(3) Includes $936 of life, health and disability premiums paid by the Bank. $2,000 in contributions by the Bank to Mr. Catt's Director Retirement Plan account, $200 paid by the Bank in discretionary contributions pursuant to the Bank's 401(k) Plan, and various membership fees of $552.

(4) Includes $2,162 of life, health and disability premiums and $1,326 of various membership fees paid by the Bank.

(5) Includes $2,146 of life, health and disability premiums paid by the Bank, $14,000 one-time contribution by the Bank to Mr. Catt's Director Retirement Plan account, $2,731 paid by the Bank in discretionary contributions pursuant to the Bank's 401(k) Plan, and various membership fees of $1,269.

Certain Transactions

     The Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     All loans by the Bank to its directors and executive officers are subject to OCC regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $240,000 at March 31, 1998, which was 2.6% of the Bank's equity capital at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended March 31, 1998. All loans to directors and officers were performing in accordance with their terms at March 31, 1998.

     PROPOSAL II - RATIFICATION OF THE 1998 STOCK OPTION AND INCENTIVE PLAN

General

     Establishment and implementation of the Stock Option Plan is subject to ratification by stockholders

     The Stock Option Plan has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Ratification by stockholders of the adoption of the Stock Option Plan will ratify the awards proposed thereunder and as described in "Awards Under the Stock Option Plan" below, and will ratify the granting of additional awards pursuant to the provisions of the Stock Option Plan. Pursuant to the Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 103,155 shares of the Common Stock (12.0% of the Company's current shares outstanding). Management currently intends, to the extent practicable and feasible, to fund the Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own Common Stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 10.7%. Upon ratification of the Stock Option Plan by stockholders, options to purchase an aggregate of 87,688 shares of Common Stock will be awarded, which will leave available 15,467 shares for future awards.

     The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, advisory directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction. In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of the Company without prior approval of the Board of Governors of the Federal Reserve System ("FRB"). These regulations could have the effect of discouraging takeover attempts of the Company.

     Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("Limited SARs"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine. Subject to certain exceptions described herein, awards made under such plan vest at a rate of one-fifth of the initial award per year, subject to the participant maintaining continuous service since the date of grant.

     Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Directors Pulliam, Keller and Thomas have been appointed as the present members of the Compensation
Committee. Pursuant to the terms of the Stock Option Plan, any director, advisory director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which currently includes approximately 41 persons. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

Stock Options

     The term of stock options will not exceed ten years from the date of grant. The Committee may grant either "incentive stock options" as defined under
Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Committee, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason
(including death or disability but excluding termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. If a participant to whom an option was granted ceases to maintain continuous service by reason of death or disability, all options not then exercisable shall become exercisable in full for the three-month and one-year periods described below. In the event of the death of a participant during such service or within the three-month period described above following termination, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant immediately prior to his death, but in no event later than ten years after grant. Following the death of any participant, the Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

     The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on the date of grant of such stock options. The exercise price must be paid in full in cash or shares of Common Stock, or a combination of both.

     The Stock Option Plan provides for the grant of a non-qualified stock option to purchase 6,190 shares of Common Stock to each director who is not an employee of the Company, as of the date of stockholder ratification of the Stock Option Plan. Such options have a term of ten years, are not transferable and vest at the rate of 20% per year commencing from the date of grant of the stock option. The exercise price per share of the options shall be equal to the fair market value of the Common Stock on the date of grant of such stock option.

Stock Appreciation Rights

     The Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other. Notwithstanding the foregoing, no SAR may be exercisable by a director, Senior Officer or Ten Percent Beneficial owner of the Company within six months of the date of its grant.

     "Senior Officer" means the Company's president, principal financial officer or principal accounting officer, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company's affiliates shall be deemed Senior Officers of the Company if they perform such policy-making functions for the Company. "Ten Percent Beneficial Owner" means the beneficial owner of more than ten percent of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     SARs will require an expense accrual by the Company each year for the appreciation on the SARs which it is anticipated will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price.

Limited Stock Appreciation Rights

     Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR will be the excess of (a) the market value of the shares on the date of exercise, or (b) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR will be in cash.

     Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Subject to vesting, Limited SARs will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable. However, no Limited SAR will be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Company within six months of the date of its grant.

Effect of Change in Control and Other Adjustments

     The restricted period with respect to options granted pursuant to the Stock Option Plan will lapse, and the stock options will be earned, in the event a recipient is terminated at any time within 12 months of a change in control of the Company or the Bank. A change in control will be deemed to occur when (i) a person or group becomes the beneficial owner of the shares of the Company or the Bank representing 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Company or the Bank, (ii) in connection with any tender or exchange offer (other than an offer by the Company or the Bank), merger or other business combination, sale of assets or contested election, or combination of the foregoing, the person who were directors of the Company or the Bank cease to be a majority of the Board of Directors, or (iii) stockholders of the Company or the Bank approve a transaction pursuant to which substantially all of the assets of the Company or the Bank will be sold.

     Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted appropriately by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

     In the event of any merger, consolidation or combination of the Company with or into another financial institution holding company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option, SAR or Limited SAR has been granted at least six months prior to such event will have the right upon exercise of the option, SAR or Limited SAR (subject to the terms of the Stock Option Plan and any other applicable limitation) to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option, SAR or Limited SAR over the exercise price of the option, SAR or Limited SAR multiplied by the number of shares with respect to which the option, SAR or Limited SAR has been exercised.

Amendment and Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the Stock Option Plan or (iv) change the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

     Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

     (1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

     (2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 for single individual and $45,000 for married individuals filing jointly), and 28% on minimum taxable income more than $175,000 above the exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married individuals filing jointly) or $112,500 (single individual), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. The participant will recognize long-term capital gain or loss upon resale of the shares received upon such exercise, provided that the participant holds the shares for more than one year following exercise.

     (3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

     (4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

     (5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

Awards Under the Stock Option Plan

     The following table presents information at June 19, 1998, with respect to the number of awards of options which are intended to be granted under the Stock Option Plan, subject to stockholder ratification of the Stock Option Plan, to
(i) Mr. Catt, (ii) all executive officers of the Company and the Bank as a Group, (iii) directors who are not executive officers of the Company and the Bank as a group, and (iv) all non-executive officer employees of the Company or the Bank who have been granted awards as a group. On June 19, 1998, the average of the closing bid and asked prices for the Common Stock as quoted on the OTC Electronic Bulletin Board System was $17.00 per share.

==================================================================================================
                            1998 STOCK OPTION AND INCENTIVE PLAN
--------------------------------------------------------------------------------------------------
                                                                           Dollar       Number
                           Name and Position                              Value(1)     of Shares
==================================================================================================
Rick L. Catt, Director, President and Chief Executive Officer..........    $ ---        25,788

Executive Group (5 persons)............................................      ---        47,788

Non-Executive Officer Director Group (5 persons).......................      ---        30,950

Non-Executive Officer Employee Group (8 persons).......................      ---         8,950

==================================================================================================

----------
(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.

     Subject to the conditions of the Stock Option Plan, the proposed awards described in the preceding table will vest in five equal annual installments with the first installment immediately vesting on the date of stockholder ratification of the Stock Option Plan and the additional installments vesting ratably on the four subsequent anniversaries of the date of stockholder ratification of the Stock Option Plan. All options are required to be granted with an exercise price equal to the fair market value of the shares on the date of grant of such stock option.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1998 STOCK OPTION AND INCENTIVE PLAN.


        PROPOSAL III - RATIFICATION OF THE RECOGNITION AND RETENTION PLAN

General

     Establishment and implementation of the Recognition and Retention Plan ("RRP") is subject to ratification by stockholders

     The RRP has been adopted by the Board of Directors of the Company, subject to stockholder ratification. The RRP is designed to provide directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Bank. Ratification by stockholders of the adoption of the RRP will ratify the awards proposed thereunder and as described in "Awards under the RRP" below, and will ratify the granting of additional restricted stock awards pursuant to the provisions of the RRP. Pursuant to the RRP, 42,981 shares of Common Stock (or 5.0% of the current outstanding shares of the Company), funded from either authorized but unissued shares or issued shares subsequently reacquired and held as treasury shares, will be available for awards. Management currently intends, to the extent practicable and feasible, to fund the RRP from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued shares to fund the RRP the interests of current stockholders will be diluted. Assuming all RRP Shares are awarded through the use of authorized but unissued common Stock, current stockholders would be diluted by approximately 4.8%. Upon ratification of the RRP by stockholders, an aggregate of 35,460 shares of Common Stock will be awarded to directors, officers and employees of the Company and the Bank, which will leave 7,521 shares available for future awards.

     Attached as Exhibit B to this Proxy Statement is the complete text of the form of the RRP. The principal features of the RRP are summarized below.

Principle Features of the RRP

     The RRP provides for the award of shares of Common Stock ("RRP Shares") subject to the restrictions described below. Each award under the RRP will be made on such terms and conditions, consistent with the RRP, as the Compensation Committee shall determine.

     The RRP is administered by the Company's Compensation Committee. The Compensation Committee will select the recipients and terms of awards pursuant to the RRP. See "Proposal I - Ratification of the 1998 Stock Option and Incentive Plan." In determining to whom and in what amount to grant awards, the Compensation Committee considers the position and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the RRP, any director, advisory director, officer or employee of the Company or its affiliates may be selected by the Compensation Committee to participate in the RRP, which currently includes eligible participants of approximately 41 persons.

     The RRP provides that RRP Shares used to fund awards under the RRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any RRP Shares which are forfeited will again be available for issuance under the RRP or any other plan of the Company or its subsidiaries.

     RRP award recipients earn (i.e., become vested in) awards, over a period of time as determined by the Compensation Committee, at the time of grant. RRP Shares to be awarded in 1998 to directors, officers and employees will vest in five equal annual installments, with the first installment vesting immediately upon the date of ratification of the RRP by the Company's stockholders, subject to the conditions described below. RRP Shares are subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the RRP) as an employee, officer or director (including advisory directors) of the Company or the Bank for a stipulated period (the "restricted period"). Vested shares are distributed to recipients as soon as practicable following the date on which they are earned.

     The Compensation Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, RRP Shares still subject to restrictions will be free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company.

     Holders of RRP Shares may not vote or sell, assign, transfer, pledge or otherwise encumber any of the RRP Shares during the restricted period. All dividends declared or paid on RRP shares, including those RRP shares still subject to restrictions, will be paid to the participant.

     Finally, the RRP provides for an award of 2,579 RRP Shares to each director who is not an employee of the Company, as of the date of stockholder ratification of the RRP.

Adjustments Upon Changes in Capitalization

     The restricted period with respect to shares granted pursuant to the RRP will lapse, and the stock will be earned, in the event a recipient is terminated at any time within 12 months of a change in control of the Company or the Bank. A change in control will be deemed to occur when (i) a person or group becomes the beneficial owner of the shares of the Company or the Bank representing 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Company or the Bank, (ii) in connection with any tender or exchange offer (other than an offer by the Company or the Bank), merger or other business combination, sale of assets or contested election, or combination of the foregoing, the person who were directors of the Company or the Bank cease to be a majority of the

Board of Directors, or (iii) stockholders of the Company or the Bank approve a transaction pursuant to which substantially all of the assets of the Company or the Bank will be sold.

     RRP Shares awarded under the RRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or other change in corporate structure or the Common Stock of the Company.

Federal Income Tax Consequences

     Holders of RRP Shares will recognize ordinary income on the date that the RRP Shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of RRP Shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received.

Amendment to the RRP

     The Board of Directors of the Company may amend, suspend or terminate the RRP or any portion thereof at any time, provided however, that no such amendment, suspension or termination shall materially impair the rights of any participant, without his or her consent, in any award made pursuant to the RRP. Notwithstanding anything in the RRP to the contrary, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

Awards Under the RRP

     The following table presents information at June 19, 1998, with respect to the number of shares of restricted stock which are intended to be granted under the RRP, subject to stockholder ratification of the RRP, to (i) Mr. Catt, (ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company or the Bank as a group, and (iv) all non-executive officer employees of the Company or the Bank who have been granted awards as a group.

====================================================================================================
                                  RECOGNITION AND RETENTION PLAN
----------------------------------------------------------------------------------------------------
                                                                                          Shares of
                                                                                          Restricted
                         Name and Position                              Dollar value(1)      Stock
----------------------------------------------------------------------------------------------------
Rick L. Catt, Director, President and Chief Executive Officer......        $182,665         10,745

Executive Group (5 persons)........................................         342,397         20,141

Non-Executive Officer Director Group (5 persons)...................         219,215         12,895

Non-Executive Officer Employee Group (2 persons)...................          41,208          2,424

==================================================================================================

(1) Assumes an aggregate market value of the shares of restricted stock based on the average of the closing bid and asked prices of the Common Stock of $17.00 as quoted on the OTC Electronic Bulletin Board System on June 19, 1998.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE RECOGNITION AND RETENTION PLAN.

              PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Larsson, Woodyard & Henson, LLP, independent accountants, to be the Company's auditors for the fiscal year ending March 31, 1999. Representatives of Larsson, Woodyard & Henson, LLP, are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF LARSSON, WOODYARD & HENSON, LLP, AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1999.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 501 East Main Street, Robinson, Illinois 62454, no later than February 26, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Robinson, Illinois
June 26, 1998

                                                                       EXHIBIT A

                      FIRST ROBINSON FINANCIAL CORPORATION

                      1998 STOCK OPTION AND INCENTIVE PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, offi cers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2. Definitions. The following definitions are applicable to the Plan:

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right, or of Restricted Stock, or any combination thereof, as provided in the Plan.

     "Bank" - means First Robinson Savings Bank, National Association.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee referred to in Section 3 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Stock Option means the absence of any interruption or termination of service as an Employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its suc cessor. With respect to any advisory director, Continuous Service shall mean availability to perform such functions as may be required of the Corporation's or Affiliate's advisory directors.

     "Corporation" - means First Robinson Financial Corporation, a Delaware corporation.

     "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 13 hereof upon exercise of such Right.

     "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

     "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

     "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Corporation;
d) does not receive remuneration from the Corporation in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

     "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

     "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

     "Participant" - means any director, officer or Employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award and any director or advisory director of the Corporation who is granted an Award pursuant to Section 21 hereof.

     "Plan" - means the 1998 Stock Option and Incentive Plan of the Corporation.

     "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

     "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 11 hereof with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 11 hereof, so long as such restrictions are in effect.

     "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

     "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

     "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors), officers and Employees, of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5.  Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 12 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 12% of the total issued and outstanding Shares of the Corporation on the date of ratification of the Plan by the Corporation's stockholders. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

     6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant.

     7. Exercise of Options or Rights.

     (a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right.

     (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable Exercise Price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

     (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason, other than termination for cause, such Participant may, but only within the period of three years immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death, disability or retirement then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and
(ii) in the event of disability or retirement for a period of three years following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

     (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three year period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right as set forth in paragraph (c) of this Section 7, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

     8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation, and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date of grant of such Option, and (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant.

     9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exer cise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right; provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of
Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Not withstanding any other provision of the Plan, a Limited Stock Appreciation Right shall be exercis able only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

     11. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 11, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 11.

     (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 11, the Shares awarded as Restricted Stock shall vest. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this Section 11 and
Section 12 hereof, the Participant as owner of such Shares shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

     (b) Except as provided in Section 14 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 11 for a ratable lapse of restrictions with respect to an Award of Shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death, disability or retirement, such portion of such Shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restric tions imposed by paragraph (a) of this Section 11 as shall be equal to the portion of the Restricted Period with respect to such Shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

     (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Robinson Financial Corporation 1998 Stock Option and Incentive Plan and an Agreement entered into between the registered owner and First Robinson Financial Corporation. Copies of such Plan and Agreement are on file in the offices of the Secretary of First
     Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.

     (d) At the time of an Award of Shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

     (e) At the time of an Award of Shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such Shares, or specified portion thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapse of the restrictions imposed under paragraph (a) of this Section 11 or (ii) the forfeiture of such Shares under paragraph (b) of this Section 11, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

     (f) At the expiration or lapse of the restrictions imposed by paragraph (a) of this Section 11, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 11 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 11 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 11.

     12. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of Shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number, class and Exercise Price of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 11 hereof.

     13.  Effect  of  Merger.  In the  event  of any  merger,  consolidation  or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee. Unless the Committee shall have provided otherwise in the agreement referred to in paragraph (d) of Section 11 hereof, in the event of any such merger, consolidation or combination, any Restricted Period shall lapse with respect to Shares of Restricted Stock awarded at least six months prior to such event, all such Shares shall be fully vested in the Participants to whom such Shares were awarded, and the holders of such Shares shall be eligible to receive in respect thereof the full amount receivable per Share in such merger, consolidation or combination; provided, however, that the acceleration of vesting of Shares of Restricted Stock under this Section 13 shall not be applicable if it is intended that the transaction constituting such merger, consolidation or combination be accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16 (or any successor thereto), and operation of this Section 13 would otherwise violate Paragraph 47(c) thereof.

     14. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 14 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation. If the Continuous Service of any Participant of the Corporation or any Affiliate is involuntarily terminated for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 11 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of sixty days following such date, after which they shall revert to being exercisable in accordance with their terms; provided, however, that the acceleration of vesting or exercisability of an Award under this Section 14 shall not be applicable if it is intended that the transaction constituting such change in control be accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16 (or any successor thereto), and operation of this Section 14 would otherwise violate Paragraph 47(c) thereof; and provided further, that no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

     15. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

     16. Employee Rights Under the Plan. No director, officer or Employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Partici pant and no director, officer, Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Employee any right to be retained in the employ of the Corporation or any Affiliate.

     17. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such regis tration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     18. Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation may, in its sole discretion, retain a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation may, in its sole discretion, have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     The Corporation may, in its sole discretion, have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right, in its sole discretion, to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares.

     19. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 12 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the aggregate number of Shares which may be subject to Awards to Participants who are not Employees or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     20. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by the Corporation's stockholders. It shall continue in effect for a term of ten years unless sooner terminated under Section 19 hereof.

     21. Initial Grant. By, and simultaneously with, the adoption of this Plan, each member of the Board of Directors of the Corporation at the time of the stockholders ratification of the Plan who is not an Employee, is hereby granted a ten year, Non-Qualified Stock Option to purchase 6,189 Shares of the Corporation's common stock at an Exercise Price per Share equal to the Market Value of the Corporation's common stock on the date of grant of the Option. Each such Option shall be evidenced by a Non-Qualified Stock Option agreement in a form approved by the Board of Directors of the Corporation and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this Section 21 shall be rounded down to the nearest whole Share to the extent necessary to ensure that no Options to purchase stock representing fractional Shares are granted.

                                                                       EXHIBIT B

                      FIRST ROBINSON FINANCIAL CORPORATION

                         RECOGNITION AND RETENTION PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining executive officers of the Corporation and its Affiliates.

     2. Definitions. The following definitions are applicable to the Plan:

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" - means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "Bank" - means First Robinson Savings Bank, National Association.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee referred to in Section 7 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

     "Corporation" - means First Robinson Financial Corporation, a Delaware corporation.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Corporation;
d) does not receive remuneration from the Corporation in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

     "Participant" - means any director, advisory director, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award and any director or advisory director of the Corporation who is granted an Award pursuant to Section 13 hereof.

     "Plan" - means the Recognition and Retention Plan of the Corporation.

     "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

     "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

     3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     (a) At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (d) and (e) of this Section 3 and
Section 4 hereof, the Participant as owner of such Shares shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

     (b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, disability or retirement), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, disability or retirement, the Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions as of the day prior to such death, disability or retirement.

     (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Robinson Financial Corporation Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.

     (d) At the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

     (e) At the time of an award of Shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such Shares, or specified portions thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or (ii) the forfeiture of such Shares under paragraph (b) of this Section 3, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

     (f) At the expiration of the restrictions  imposed by paragraph (a) of this
Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3.

     4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of Shares, merger, consolidation or any change in the corporate structure or shares of the Corporation, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

     5. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 5 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation or the Bank with respect to which 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Corporation, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation or the Bank shall cease to constitute a majority of the Board of Directors of the Corporation or the Bank, or (iii) the shareholders of the Corporation shall approve an agreement providing for a sale or other disposition of all or substantially all the assets of the Corporation or the Bank. If the Continuous Service of any Participant of the Corporation is involuntarily terminated for whatever reason, at any time within twelve months after a change in control, unless the Committee shall have otherwise provided, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded; provided, however, that the acceleration of vesting of an Award under this Section 5 shall not be applicable if it is intended that the transaction constituting such change in control be accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16 (or any successor thereto), and operation of this Section 5 would otherwise violate Paragraph 47(c) thereof.

     6. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

     7. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     8.  Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 5% of the total Shares of the Corporation outstanding on the date of the ratification of the Plan by the Corporation's stockholders. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

     9. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Partici pant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

     10. Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation may withhold from any payment or distribution made under this Plan sufficient Shares or may withhold or cause to be paid by the Participant sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

     11. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time;
provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     12. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.

     13. Initial Grants. By, and simultaneously with, the ratification of the Plan by the Corporation's stockholders, each member of the Board of Directors of the Corporation who is not a full-time Employee, is hereby granted an Award equal to 2,579 Shares of the Corporation's common stock. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Committee administering this Plan and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Awards of Restricted Stock granted pursuant to this Section 13 shall be rounded down to the nearest whole Share to the extent necessary to ensure that no Shares of Restricted Stock representing fractional Shares are issued. The Awards will vest in five equal installments, with the first installment vesting immediately upon the ratification of the Plan by the Corporation's stockholders and each additional installment vesting after the end of the subsequent calendar years, as long as the director maintains Continuous Service with the Bank.

                                REVOCABLE PROXY
                      FIRST ROBINSON FINANCIAL CORPORATION

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 29, 1998

The undersigned hereby appoints the Board of Directors of First Robinson Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office located at 501 East Main Street, Robinson, Illinois, on July 29, 1998 at 10:00 a.m. and at any and all adjournments and postponements thereof.

I.   The election as director of the nominees listed        For     Withhold
     (except as marked to the contrary below):              [ ]        [ ]

     Scott F. Pulliam             Cleil T. Keller              William K. Thomas

INSTRUCTION: To withhold your vote for the individual nominee, strike a line in the nominee's name.

                                                    FOR     AGAINST     ABSTAIN
II.  The ratification of the adoption of the        [ ]       [ ]         [ ]
     Company's 1998 Stock Option and
     Incentive Plan.

III. The ratification of the adoption of the        [ ]       [ ]         [ ]
     Company's Recognition and Retention Plan

IV.  The ratification of the appointment of         [ ]       [ ]         [ ]
     Larsson, Woodyard & Henson, LLP
     as auditors of the Company for the
     fiscal year ending March 31, 1989.

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          The Board of Directors recommends a vote "FOR" the proposals and the election of the nominees listed above.

--------------------------------------------------------------------------------
   Please be sure to sign and date           Date
     this Proxy in the box below.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     Stockholder sign above                  Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                      FIRST ROBINSON FINANCIAL CORPORATION
--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholders decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may be revoked by filing a written notice of revocation with the Company or by duly executing a proxy bearing a later data.

     The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a notice of the Meeting, Proxy Statement and an Annual Report to Stockholders.

     Please sign exactly as your name(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title, If shares are held jointly, each holder should sign.

         PLEASE COMPLETE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE

--------------------------------------------------------------------------------

                                REVOCABLE PROXY
                      FIRST ROBINSON FINANCIAL CORPORATION

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 29, 1998

The undersigned hereby appoints the Board of Directors of First Robinson Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office located at 501 East Main Street, Robinson, Illinois, on July 29, 1998 at 10:00 a.m. and at any and all adjournments and postponements thereof.

I.   The election as director of the nominees listed        For     Withhold
     (except as marked to the contrary below):              [ ]        [ ]

     Scott F. Pulliam             Cleil T. Keller              William K. Thomas

INSTRUCTION: To withhold your vote for the individual nominee, strike a line in the nominee's name.

                                                    FOR     AGAINST     ABSTAIN
II.  The ratification of the adoption of the        [ ]       [ ]         [ ]
     Company's 1998 Stock Option and
     Incentive Plan.

III. The ratification of the adoption of the        [ ]       [ ]         [ ]
     Company's Recognition and Retention Plan

IV.  The ratification of the appointment of         [ ]       [ ]         [ ]
     Larsson, Woodyard & Henson, LLP
     as auditors of the Company for the
     fiscal year ending March 31, 1989.

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          The Board of Directors recommends a vote "FOR" the proposals and the election of the nominees listed above.

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   Please be sure to sign and date           Date
     this Proxy in the box below.
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     Stockholder sign above                  Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                      FIRST ROBINSON FINANCIAL CORPORATION
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          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholders decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may be revoked by filing a written notice of revocation with the Company or by duly executing a proxy bearing a later data.

     The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a notice of the Meeting, Proxy Statement and an Annual Report to Stockholders.

     Please sign exactly as your name(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title, If shares are held jointly, each holder should sign.

         PLEASE COMPLETE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE

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